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                                                                    EXHIBIT 99.8

                         REPORT OF INDEPENDENT AUDITORS

To Board of Directors and Shareholders
ViaGrafix Corporation

    We have audited the consolidated balance sheets of ViaGrafix Corporation as of December 31, 1998 and 1997, and the related statements of operations, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1998 (not presented separately herein). Our audits also included the financial statement schedule included in the Index to Consolidated Financial Statements (not presented separately herein). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of ViaGrafix Corporation at December 31, 1998 and 1997, and the consolidated results of operations and cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

                                          ERNST & YOUNG LLP
                                          /s/ Ernst & Young LLP
                                          (Original Manually Signed)

Tulsa, Oklahoma
March 19, 1999